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                                                                     EXHIBIT (j)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to all references to our firm included in this Form N-1A registration statement for Bremer Investment Funds, Inc.


                                                        /s/ ARTHUR ANDERSEN LLP
                                                        ARTHUR ANDERSEN LLP



Milwaukee, Wisconsin,
March 29, 1999.